     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 1997

                                                      REGISTRATION NO. 333-30711
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 3

                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                            PARKER DRILLING COMPANY
             (Exact name of Registrant as specified in its charter)

                    DELAWARE                                        73-0618660
          (State or other jurisdiction                           (I.R.S. Employer
       of incorporation or organization)                       Identification No.)

                                                                  JAMES J. DAVIS
                                                       SENIOR VICE PRESIDENT - FINANCE AND
              8 EAST THIRD STREET                            CHIEF FINANCIAL OFFICER
             TULSA, OKLAHOMA 74103                             8 EAST THIRD STREET
                 (918) 585-8221                               TULSA, OKLAHOMA 74103
  (Address, including zip code, and telephone                     (918) 585-8221
                     number,                         (Name, address, including zip code, and
 including area code, of Registrant's principal                 telephone number,
                executive offices)                  including area code, of agent for service)
                                           Copies to:
                 T. MARK KELLY
             C. MICHAEL HARRINGTON
             VINSON & ELKINS L.L.P.
             2300 FIRST CITY TOWER                                CURTIS W. HUFF
               1001 FANNIN STREET                          FULBRIGHT & JAWORSKI L.L.P.
           HOUSTON, TEXAS 77002-6760                        1301 MCKINNEY, SUITE 5100
                 (713) 758-2222                             HOUSTON, TEXAS 77010-3095
              (713) 758-2346 (FAX)                                (713) 651-5151

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             ---------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

ITEM 16. EXHIBITS.

     The following documents are filed as exhibits to this Registration Statement, including those exhibits incorporated herein by reference to a prior filing of the Company under the Securities Act or the Exchange Act as indicated in parentheses:


      EXHIBIT NO.                                  EXHIBITS
      -----------                                  --------
          *1.1           -- Form of Underwriting Agreement
           2.1           -- Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and
                            Trenergy (Malaysia) BHD. (incorporated by reference to
                            Exhibit 10(n) to the Company's Quarterly Report on Form
                            10-Q for the three months ended May 31, 1997)
           2.2           -- Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Rashid
                            & Lee Nominees SDN BHD. (incorporated by reference to
                            Exhibit 10(o) to the Company's Quarterly Report on Form
                            10-Q for the three months ended May 31, 1997)
           4.1           -- Restated Certificate of Incorporation of the Company
                            (incorporated by reference to Exhibit 4.1 to Amendment
                            No. 1 to the Company's S-3 Registration Statement No.
                            333-22987)
           4.2           -- Certificate of Retirement of the Company (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the
                            Company's S-3 Registration Statement No. 333-22987)
           4.3           -- Certificate of Amendment of Restated Certificate of
                            Incorporation dated December 18, 1996 (incorporated by
                            reference to Exhibit 4.3 to the Company's S-3
                            Registration Statement No. 333-22987)
           4.4           -- By-Laws of the Company (incorporated by reference to
                            Exhibit 3(b) to Annual Report on Form 10-K for the year
                            ended August 31, 1992, as amended by Form 8 dated
                            February 18, 1993)
           4.5           -- Indenture dated as of November 12, 1996 among the
                            Company, as issuer, certain Subsidiary Guarantors (as
                            defined therein) and Texas Commerce Bank National
                            Association, as trustee (incorporated by reference to
                            Exhibit 4.3 to the Company's S-4 Registration Statement
                            No. 333-19317)
           4.6           -- Term Loan Agreement dated as of November 8, 1996 between the Company and ING (U.S.) Capital Corporation
                            (incorporated by reference to Exhibit 10.1 to the
                            Company's Quarterly Report on Form 10-Q/A for the three
                            months ended November 30, 1996)
         **4.7           -- Form of Indenture between the Company and Texas Commerce
                            Bank National Association, as Trustee
         **5.1           -- Opinion of Vinson & Elkins L.L.P.
        **12.1           -- Calculation of Ratio of Earnings to Fixed Charges
        **23.1           -- Consent of Coopers & Lybrand L.L.P.
        **23.2           -- Consent of Coopers & Lybrand L.L.P.
        **23.3           -- Consent of Arthur Andersen LLP
        **23.4           -- Consent of Arthur Andersen LLP
        **23.5           -- Consent of KPMG Peat Marwick LLP
        **23.6           -- Consent of Price Waterhouse LLP
          23.7           -- Consent of Vinson & Elkins L.L.P. (included in Exhibit
                            5.1)
        **24.1           -- Powers of Attorney
        **25.1           -- Statement of Eligibility and Qualification under the
                            Trust Indenture Act of 1939 of Texas Commerce Bank
                            National Association


------------

*   Filed herewith

**  Previously filed

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, on the 21th day of July, 1997.


                                            PARKER DRILLING COMPANY

                                            By   /s/ ROBERT L. PARKER JR.
                                             -----------------------------------
                                               Robert L. Parker Jr.
                                               President and Chief Executive
                                               Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to this Registration Statement has been signed by the following persons in the capacities indicated on July 21, 1997.


                      SIGNATURE                                              TITLE
                      ---------                                              -----
(i) Principal executive officer:

/s/ ROBERT L. PARKER JR.                                     President, Chief Executive Officer and
-----------------------------------------------------                       Director
Robert L. Parker Jr.

(ii) Principal financial and accounting officer:

/s/ JAMES J. DAVIS                                         Senior Vice President -- Finance and Chief
-----------------------------------------------------                  Financial Officer
James J. Davis

(iii) Directors:

-----------------------------------------------------
Robert L. Parker

-----------------------------------------------------
James W. Linn

-----------------------------------------------------
Bernard Duroc-Danner

-----------------------------------------------------
David L. Fist

-----------------------------------------------------
Earnest F. Gloyna

-----------------------------------------------------
R. Rudolph Reinfrank

*By: /s/ JAMES J. DAVIS
-----------------------------------------------------
     (James J. Davis,
     Attorney-in-Fact)

                               INDEX TO EXHIBITS


      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          *1.1           -- Form of Underwriting Agreement
           2.1           -- Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and
                            Trenergy (Malaysia) BHD. (incorporated by reference to
                            Exhibit 10(n) to the Company's Quarterly Report on Form
                            10-Q for the three months ended May 31, 1997)
           2.2           -- Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Rashid
                            & Lee Nominees SDN. BHD. (incorporated by reference to
                            Exhibit 10(o) to the Company's Quarterly Report on Form
                            10-Q for the three months ended May 31, 1997)
           4.1           -- Restated Certificate of Incorporation of the Company
                            (incorporated by reference to Exhibit 4.1 to Amendment
                            No. 1 to the Company's S-3 Registration Statement No.
                            333-22987)
           4.2           -- Certificate of Retirement of the Company (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the
                            Company's S-3 Registration Statement No. 333-22987)
           4.3           -- Certificate of Amendment of Restated Certificate of
                            Incorporation dated December 18, 1996 (incorporated by
                            reference to Exhibit 4.3 to the Company's S-3
                            Registration Statement No. 333-22987)
           4.4           -- By-Laws of the Company (incorporated by reference to
                            Exhibit 3(b) to Annual Report on Form 10-K for the year
                            ended August 31, 1992, as amended by Form 8 dated
                            February 18, 1993)
           4.5           -- Indenture dated as of November 12, 1996 among the
                            Company, as issuer, certain Subsidiary Guarantors (as
                            defined therein) and Texas Commerce Bank National
                            Association, as trustee (incorporated by reference to
                            Exhibit 4.3 to the Company's S-4 Registration Statement
                            No. 333-19317)
           4.6           -- Term Loan Agreement dated as of November 8, 1996 between the Company and ING (U.S.) Capital Corporation
                            (incorporated by reference to Exhibit 10.1 to the
                            Company's Quarterly Report on Form 10-Q/A for the three
                            months ended November 30, 1996)
         **4.7           -- Form of Indenture between the Company and Texas Commerce
                            Bank National Association, as Trustee
         **5.1           -- Opinion of Vinson & Elkins L.L.P.
        **12.1           -- Calculation of Ratio of Earnings to Fixed Charges
        **23.1           -- Consent of Coopers & Lybrand L.L.P.
        **23.2           -- Consent of Coopers & Lybrand L.L.P.
        **23.3           -- Consent of Arthur Andersen LLP
        **23.4           -- Consent of Arthur Andersen LLP
        **23.5           -- Consent of KPMG Peat Marwick LLP
        **23.6           -- Consent of Price Waterhouse LLP
          23.7           -- Consent of Vinson & Elkins L.L.P. (included in Exhibit
                            5.1)
        **24.1           -- Powers of Attorney
        **25.1           -- Statement of Eligibility and Qualification under the
                            Trust Indenture Act of 1939 of Texas Commerce Bank
                            National Association


---------------

*   Filed herewith

**  Previously filed

*** To be filed by amendment